Exhibit 99.3
Horizon Lines, Inc. Fourth Quarter 2010 Review & 2011 Outlook March 3, 2011

Agenda

Introduction

Stephen Fraser – *President & Chief Executive Officer*

Fourth Quarter 2010 Review

- Operations Review
  Brian Taylor – *Executive Vice President & Chief Operating Officer*
- Financial Review
  Mike Avara – *Executive Vice President & Chief Financial Officer*

2011 Outlook

- Tradelane Economies and Operations
  Brian Taylor – *Executive Vice President & Chief Operating Officer*
- Financial and Refinancing Update
  Mike Avara – *Executive Vice President & Chief Financial Officer*

Questions and Answers

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Forward-Looking Statements & Use of Non-GAAP Measures Risks, Uncertainties, Other Factors with Respect to "Forward-Looking Statements":The information contained in this presentation should be read in conjunction with our filings made with the Securities and Exchange Commission. This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, "believe," "expect," "anticipate," "estimate," "intend," "plan," "target," "projects," "likely," "will," "would," "could," and similar expressions or phrases identify forward-looking statements. All forward-looking statements involve risk and uncertainties. Factors that may cause expected results or anticipated events or circumstances discussed in this presentation to not occur or to differ materially from expected results include: failure by us or the DOJ to comply with the terms of the plea agreement, the court's failure to approve the plea agreement or any settlement agreement, or further government investigations, decreases in shipping volumes, or substantial debt, restrictive covenants under our debt agreements, or changes in our management personnel. In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this presentation might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See the section entitled "Risk Factors" in our Form 10-K filed with the SEC on February 4, 2010, and in our Form 10-Q for the period ended June 20, 2010, for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences.Use of Non-GAAP MeasuresHorizon Lines reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). The Company also believes that the presentation of certain non-GAAP measures, i.e., results excluding certain costs and expenses, provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance without the impact of significant special items, and thereby enhances the user's overall understanding of the Company's current financial performance relative to past performance and provides a better baseline for modeling future earnings expectations. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. 3

Fourth Quarter 2010 Review Stephen Fraser President and CEOIntroduction

Fourth Quarter 2010 Review Brian TaylorExecutive Vice President and Chief Operating OfficerOperations Review

Horizon Lines Overview

- Watershed period for Horizon Lines
  - Resolved major antitrust issues
    - DOJ resolution
    - Civil antitrust progress
  - Refinancing effort underway
    - Covenant relief moving forward
    - Comprehensive refinancing targeted for second or third quarter
- Challenging 2010 is behind us
- 2011 plan in place
  - Expect volume growth to track tradelane economies
  - Aggressive cost-management initiatives in place
  - New China service ramping up
  - Logistics business exit


HORIZON LINES

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Fourth-Quarter Highlights

- Financial Highlights ($ in Millions)

	Q4	2010
Revenue from Continuing Operations	$298.8	$1,162.5
Adjusted EBITDA from Continuing Operations	$17.1	$96.4

  - Generated $40.5 million in 2010 adjusted free cash flow from continuing operations
  - Ended fiscal year 2010 with $18.8 million less debt under the senior credit facility than prior year
- Challenges included
  - Hawaii volume shortfall relative to expectations
  - Continuing rate pressures, particularly in Puerto Rico
  - Increased fuel prices
  - Anticipated start-up costs related to new China service
- Successes included
  - Successful launch of new Five Star Express service to Guam and China
  - Intense focus on customer service
  - Vigilant cost management



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Volume Update - Fourth Quarter 7.9% volume increase reflects new international volume and extra weekComparable volume declined 1.1%, due largely to Hawaii/Guam; Alaska eased slightly, Puerto Rico rose New FSX service added 1,765 loads at lower margin (CHART) 8 * 2010 fourth quarter includes international volume and extra week. Additional week added 4,067 loads and new FSX service added 1,765 loads. Excluding these factors, fourth-quarter volume decreased by 725 loads, down 1.1% from year ago. (CHART) 1.1% 2.7% 69,427 6.3% Container Volume*

(CHART) (CHART) Unit Revenue Update - Fourth Quarter Total revenue per container slipped, due largely to ongoing rate pressures and introduction of international service Rates, net of fuel, down slightly on international service and ongoing rate pressures 0.6% Net of Fuel 0.7% Total Unit Revenue Per Container 9

(CHART) (CHART) Vessel Performance - Fourth Quarter 2.0% Vessel availability at 100%, reflecting continued near perfect fleet reliability On-time arrivals improved from a year ago Vessel utilization at 58%, reflecting continued soft market conditions and 8.4% capacity increase versus year ago due to dry dock schedules 10 Vessel Availability Vessel On-Time Arrivals Vessel Utilization 2009 2010 2009 2010 2009 2010 3.0%

Five Star Express – December 13th Launch

- First sailings
  - New China service commenced December 13th
  - Necessary equipment in place as company made smooth transition from Maersk service
  - Somewhat soft rate environment
  - Vessel utilization increased through Chinese New Year, generally in line with expectations
  - Implemented express schedule between Shanghai and Kansas City
  - Guam service is now direct; provides improved scheduling and customer service



Shanghai
Ningbo
Oakland
Los Angeles
Guam

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Fourth Quarter 2010 Review Mike Avara Executive Vice President and Chief Financial Officer Financial Review

Financial Presentation

- Financial measures in this presentation exclude discontinued operations and significant items unless otherwise noted
- Discontinued operations
  - Company is in the process of divesting logistics business
  - Lost $3.7 million from operations in 2010 and incurred $5.1 million in impairment charges
- Fourth-quarter adjustments
  - $30.0 million charge (Net Present Value of non-interest bearing fine of $45 million) related to DOJ resolution, and $1.8 million charge for indirect purchaser settlement in Puerto Rico
  - $2.1 million charge related to non-union workforce reduction
  - $1.8 million in antitrust-related legal expenses
  - $0.9 million in impairment charges for equipment
- Fourth quarter and year 2010 include extra week

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Operating Revenue from Continuing Operations Operating Revenue from Continuing Operations ($ in Millions) 4.2% (CHART) 3.4% Fourth Quarter Fiscal Year 14

Operating Revenue Change Operating Revenue Change ($ in Millions) 15

Adjusted Operating Income and EBITDA from Continuing Operations(1) Adjusted Operating Income and EBITDA from Continuing Operations(1) ($ in Millions) 93.5% See reconciliation of Operating Income to Adjusted Operating Income and Net Income to Adjusted EBITDA on pages 41 and 47, respectively. Fourth Quarter (CHART) 38.7% 16

Adjusted EBITDA Change ($ in Thousands) 17 Fourth Fiscal Quarter Year 2010 Adjusted EBITDA $ 27,909 $ 115,420 Fuel recovery (5,511) (12,572) Vessel operating (2,506) (6,598) Rate, net of fuel (2,081) (8,007) Maintenance expenses (1,722) (3,717) Non transportation revenue (1,186) 5,677 Volume (137) (4,633) Other (1,417) (4,741) Overhead 1,673 10,139 Terminal savings 2,035 5,414 Sub-Total (10,852) (19,038) 2011 Adjusted EBITDA $ 17,057 $ 96,382

Adjusted Net (Loss) Income and Diluted EPS from Continuing Operations(1) Adjusted Net (Loss) Income and Diluted EPS from Continuing Operations(1) ($ in Millions, except per share) Fourth Quarter 375% (CHART) 362% Adjusted Diluted EPS Adjusted Net (Loss) Income (1) See reconciliations of Net (Loss) Income to Adjusted Net (Loss) Income and EPS on pages 45 and 46, respectively. 2009 2010 2009 2010 18

Fiscal-Year Financial Highlights (1, 2 ) (1) See reconciliation tables for Adjusted Operating Income, EBITDA, Net (Loss) Income and Diluted EPS on pages 41, 47, 45 and 46, respectively.(2) From Continuing Operations ($ in Millions, except per share) (CHART) 121% (CHART) (CHART) (CHART) Adjusted Net (Loss) Income Adjusted Diluted EPS Adjusted Operating Income Adjusted EBITDA 121% 35.7% 16.5% 2009 2010 2009 2010 19

2010 Free Cash Flow ($ in Millions) 20 2010 2009 Adjusted EBITDA From Continuing Operations $ 96.4 $ 115.4 Stock Based Compensation 2.1 3.1 Gain on Equipment Disposals / Chenega Sale 0.8 1.1 Working Capital 12.2 7.4 Vessel Payments in Excess of Accruals (3.9) (4.9) Annual Cash Incentive Plan (5.4) 3.4 Capital Expenditures (16.3) (12.9) Dry-Dock Expenditures (19.2) (14.7) Interest, Net (26.2) (24.5) Taxes - 0.7 Adjusted Free Cash Flow From Continuing Operations 40.5 74.1 DoJ Investigation Related Expenses (10.3) (18.2) Restructuring Charge Payments (0.2) (3.6) Vessel / Equipment Impairment Charge (0.1) (2.4) Union OPEIU Severance (0.3) (0.4) Free Cash Flow From Continuing Operations 29.6 49.4 Debt Borrowing 108.8 64.0 Debt/Capital Lease Payments (127.7) (92.0) Financing Fees / Loss on Debt Modification (0.1) (3.5) Common Stock Issued Under Employee Stock Purchase Plan 0.1 0.1 Dividends (6.2) (13.4) Net Cash Flow From Continuing Operations $ 4.5 $ 4.6 Net Cash Flow From Discontinued Operations $ (8.2) $ (3.7) Net Cash Flow $ (3.7) $ 0.9

Debt Structure GAAP Amount FundedAmount Rate Formula Interest Rate Maturity Revolver $100.0 $100.0 LIBOR + 3.00% 3.29%* 08/08/12 (1) Term Loan 93.8 93.8 3.02% + 3.00% 6.02% 08/08/12 (1) Capital Lease 9.1 9.1 10.22% 11/01/17 Total Senior Debt 202.9 202.9 Convertible Notes 313.4 330.0 4.25% 08/15/12 Total Long-Term Debt $516.3 $532.9 4.48%* (1) Maturity will accelerate to February 15, 2012 if convertible notes are not refinanced or refinancing plan acceptable to the bank group is not in place by that date.* Weighted average Corporate Liquidity Corporate Liquidity Cash Balance $2.8 Effective Revolver Availability 57.6 Total Liquidity $60.4 Credit Facility Compliance Credit Facility Compliance Credit Facility Compliance Ratio Q4 LTM 2010 Covenant Interest Coverage 3.61x >3.50x Senior Secured Leverage 2.14x <2.75x Corporate Liquidity, Credit Facility Compliance & Debt Structure ($ in Millions) 21 At December 26, 2010

2011 Outlook Brian TaylorExecutive Vice President and Chief Operating OfficerTradelane Economies and Operations

2011 Outlook

- Market conditions remain challenging
  - Tradelane economies remain in slow, uneven recovery, lagging U.S.
  - Fuel prices expected to continue rising
  - Container rate pressures persist, particularly in Puerto Rico
- Outlook is cautiously optimistic
  - Volumes expected to increase slowly as year progresses
  - China growth expected to contribute to EBITDA over long term, but not in 2011
  - Key cost savings initiatives underway, with $15.3 million in savings achieved
- Horizon Lines remains well positioned
  - Operating leverage will accelerate EBITDA growth with rising volumes
  - Company well aligned with strong, growing customers
  - China service offers new, longer-term earnings growth opportunity
- Certain cost initiatives provide recurring savings
  - Downsizing and inland efficiencies provide extended savings
  - Logistics exit eliminates losses and refocuses resources

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(1) Sources: Moody's, Northern Economics, Alaska Department of Labor and Workforce Development, U.S. Energy Information Administration.(2) Average oil price is for West Texas Intermediate. Alaska North slope West Coast spot price is generally $2.50 less. 2009 2010 Indicator (1) 2011Forecast 2012Forecast (4.7)% 6.0% Real Gross State Product 4.0% 5.2% 8.0% 8.1% Unemployment Rate 8.7% 8.3% (1.5)% 1.9% Real Personal Income Growth 2.4% 6.0% (7.5)% 16.7% Single-Family Permits 32.5% 47.7% $61.66 $79.41 Average Oil Price (2) $93.42 $97.50 Alaska economy supported by recuperating energy industry, federal/state construction spending, and expanding healthcare industry American Recovery and Reinvestment Act has provided a major impetus to economic activityJob growth expected to be among the nation's fastest over the next few yearsOngoing military presence, recovering seafood industry and sustained energy industry expansion expected to bolster outlookBusiness climate is improving modestlyRetail store expansion remains largely mutedSeafood business improving due to significant 2011 increase in pollock & cod quotasTourism seen increasing in line with recovery in personal income and national wealth 24 Alaska 2011 Economic Outlook (% Change YOY, except Unemployment Rate & Average Oil Price)

Hawaii's economic recovery continues slight improvementTourism rebounded strongly in 2010 as international visitors and spending surged 2011 tourism forecast is more subdued due to expected slowing global growth Military segment remains stableWorst is over in construction/real estateBusiness growth remains muted Very little retail expansion on tap for 2011Job creation continues to lag visitor industry revivalEmployment and personal income expected to see gradual improvement in 2011 as construction and non- tourism sectors begin firming (1) Sources: University of Hawaii Economic Research Organization; Hawaii Department of Business, Economic Development & Tourism; NF: No Forecast. 2009 2010 Indicator 2011 Forecast (1) 2011 Forecast (1) 2012 Forecast (1) 2012 Forecast (1) 2009 2010 Indicator UHERO DBEDT UHERO DBEDT (0.7)% 1.1% Real GDP 2.7% 1.8% 3.4% 1.9% (4.4)%/(12.3)% 8.2%/14.8% Visitor Arrivals / Spending 3.8%/9.2% 4.1%/ 8.4% 1.9%/NF 3.5%/ 7.7% 6.8% 6.5% Unemployment Rate 5.9% NF 5.3% NF (0.1)% 0.3% Real Personal Income Growth 2.3% 1.0% 2.4% 1.2% (17.3)% (2.5)% Construction Income 3.2% NF 2.9% NF 25 Hawaii 2011 Economic Outlook (% Change YOY, except Unemployment Rate)

(1) Sources: Moody's (forecasts based on calendar year - Puerto Rico FY ends in June); Caribbean Business. 2009 2010 Indicator (1) 2011Forecast 2012 Forecast (2.4)% (5.1)% Real Gross State Product (0.2)% 2.6% (4.7)% (3.1)% Total Employment (0.4)% 1.5% 15.1% 16.4% Unemployment Rate 16.0% 12.0% 4.9% 0.2% Real Personal Income Growth 0.3% 1.1% 25.3% 3.9% Personal Bankruptcies (1.6)% 6.7% (42.9)% 1.1% Multi- & Single-Family Permits 33.3% 19.5% Puerto Rico may begin to emerge from recession in 2011Ongoing recession since 2006 has been deepest and most prolonged economic downturn since the 1930sS&P raised outlook on Puerto Rico to "positive" from "stable," citing balanced budget progress Fortuno administration reducing budget deficit through expense controls and revenue enhancement measures, including tax reform Unemployment rate expected to remain highBusiness environment remains challengingLack of private sector growth continues to impact capacity and pricing issues 26 Puerto Rico 2011 Economic Outlook (% Change YOY, except Unemployment Rate)

China 2011 Economic Outlook

- China economic growth expected to continue
  - 2011-2012 GDP growth expected in the 9% range
  - Trans-Pacific volume experienced strong recovery in 2010, seen growing moderately in 2011
- Tradelane outlook in line with 2011 plan
  - Increased capacity likely to pressure rates in first half
  - Volume growth in second half expected to push rates higher

Trans-Pacific Eastbound Container Volume



2.1%
(7.2%)
(13.3%)
16.6%
6.1%
2007
2008
2009
2010
2011 Forecast

Source: Drewry Research.

Trans-Pacific 2011 Eastbound Container Rate Forecast [1]



$1,950
$2,000
$2,150
$2,100
$2,275
Q1
Q2
Q3
Q4
Q1 '12

(1) Forecast rate is bid/FEU. Source: ICAP Securities Ltd Container Derivatives Report.

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Guam 2011 Economic Outlook

- U.S. military buildup in Guam remains key driver of expected multi-year growth
  - Population of 180,000 is expected to grow by 23,000 (8,000 Marines from Okinawa and their families)
  - Total move is expected to cost about $13 billion
  - Construction projects in advance of move are beginning to be awarded
  - Annual container shipments into Guam seen rising from 100,000 to 600,000 within a few years
- However, timing of major construction projects remains in question
  - Final Environmental Impact Study introduced an "Adaptive Program Management" approach to the military buildup
    - Pacing military construction and population increases to capacity of Guam's infrastructure
  - Approach suggests build-up will be more gradual

Sources: First Hawaiian Bank, The Washington Post, Public Radio International.

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Five Star Express – Update

- Launched FSX service in December
  - More than 12,000 new containers to support FSX, Guam and Hawaii services
  - Fast inland express network
  - Solid customer support, with over 150 service contracts signed
- Longer-term growth potential
  - China's growing exports to the U.S.
  - Expanding U.S. export opportunities to China
  - Projected Guam growth
- Earnings Sensitivity Analysis

Rate Change	Annualized EBITDA Impact
$100 in rate	~ $4.5 million

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2011 Outlook Mike Avara Executive Vice President and Chief Financial Officer Financial

2011 Financial Outlook

- EBITDA growth dependent on pace of recovery in each market and international start-up
  - Domestic tradelane economies in modest recovery mode
- High fuel prices present significant headwind
- Puerto Rico pricing pressures will continue
- New China service not expected to fully replace TP1earnings stream in 2011
- Guam volume growth expected to be substantial, but 2011 contribution still dependent on timing
- Cost reduction initiatives will play key role in meeting financial objectives

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(1) Year-over-year variances for 2010 are on a comparable basis (converting 2010 to a 52 week year).Not Meaningful: International service began operations in December 2010.Excluding International loads,. Impact of international loads at lower rate and, to a lesser extent, continued pricing pressure in Puerto Rico 2011 Major Financial Assumptions ($ in Millions) 32

Revenue Initiatives Volume Improvements $ 4,043 Cost Initiatives Workforce Savings 12,662 Equipment Maintenance 1,088 Intermodal Savings 958 All Other 641 Sub-Total $ 15,349 Total Initiatives $ 19,392 2011 Revenue and Cost Initiatives ($ in Thousands) 33 Revenue and Cost Initiatives

Horizon Lines is well-positionedIntensely focused on cost management and selective growth opportunitiesConsistent and reliable service providing for essential needs in domestic tradelanesOperating leverage can be significant as volumes recover Capitalizing on emerging growth opportunities in China and GuamExpect refinancing process to be completed in near term 2011 Financial Outlook Summary 34

2011 Refinancing Update

- Refinancing process moving ahead in wake of DOJ resolution
  - Engaged in constructive discussions with lenders regarding credit agreement and covenant relief
- Pursuing comprehensive refinancing of existing capital structure in the near term
  - Targeting completion of sustainable long-term capital structure in second or third quarter
- Refinancing intended to accomplish the following goals:
  - Flexibility to delever
  - Cost affordability
  - Permanent capital solution

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Horizon Lines, Inc. Fourth Quarter 2010 Review & 2011 Outlook Questions & Answers

Horizon Lines, Inc. Fourth Quarter 2010 Review & 2011 Outlook Financial Appendix

Income Statement Summary - Fourth Quarter Income Statement Summary - Fourth Quarter Adjustments exclude the impact of items as noted on pages 40-47. ($ in Thousands, Except Share and Per Share Amounts) 38

Income Statement Summary - Fiscal Year Income Statement Summary - Fiscal Year Adjustments exclude the impact of items as noted on pages 40-47. ($ in Thousands, Except Share and Per Share Amounts) 39

Adjusted Operating Expense Reconciliation ($ in Thousands) 40

Adjusted Operating Income Reconciliation ($ in Thousands) 41

Adjusted Other Expense Reconciliation ($ in Thousands) 42

Adjusted Pretax (Loss) Income Reconciliation ($ in Thousands) 43

Adjusted Income Tax Expense Reconciliation ($ in Thousands) 44

Adjusted Net (Loss) Income Reconciliation ($ in Thousands) 45

Adjusted Net (Loss) Income Per Share Reconciliation 46

EBITDA and Adjusted EBITDA Reconciliation ($ in Thousands) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to- day operating decisions. Adjusted EBITDA excludes certain charges in order to evaluate our operating performance, for making day-to-day operating decisions and when determining the payment of discretionary bonuses. 47

2010-2011 Capital Expenditures Summary ($ in Millions) Capital Spending Capital Spending Capital Spending Capital Spending 2011 Plan 2010Actual Terminal Infrastructure and Equipment $ 7.4 $ 3.9 Anchorage Cranes 7.1 1.2 Vessel Regulatory and Operational Preservation Initiatives 6.3 4.2 Container Lease Buy-Out 4.2 3.3 Information Technology 2.2 2.4 San Juan Terminal Redevelopment 0.9 1.3 Total $ 28.1 $ 16.3 48

Dry-Dock Expenditures Summary Dry-Dock Expenditures Summary * EstimateExpenditures amortized over 2 1/2 yearsIncludes 2 Underwater Inspections in Lieu of Dry-docking on D8 VesselsIncludes 3 Underwater Inspections in Lieu of Dry-docking on D8 Vessels ($ in Millions) 49 Dry-Dock Expenditures

T H A N K Y O U